JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

Supplement dated September 28, 2016 to ANNUITY PROSPECTUSES

Changes to Variable Investment Options

This Supplement amends the prospectuses for “LIFESTYLE” VARIABLE ANNUITY and “VARIABLE” VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) (the “Contracts”). It supplements and amends the information contained in the prospectus for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus or the prospectus for the underlying John Hancock Variable Insurance Trust (JHVIT) Portfolios, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

Portfolio Mergers

For the Contracts referenced above, effective at the close of business on October 21, 2016, the following “Acquired Portfolio” will merge into the “Acquiring Portfolio”:

Acquired Portfolio	Acquiring Portfolio
International Core Trust	International Value Trust

As a result, after October 21, 2016, the Variable Investment Option corresponding to International Value Trust replaces the Variable Investment Option corresponding to International Core Trust. You no longer will be able to allocate Contract Value or any Purchase Payments to the International Core Variable Investment Option. Any Contract Value allocated to the Investment Option corresponding to the Acquired Portfolio will be allocated to the Investment Option corresponding to the Acquiring Portfolio.

Accordingly, any references in the Annuity Prospectus to the “International Core” Variable Investment Option are replaced with the “International Value” Variable Investment Option.

In addition, any references in the Annuity Prospectus to the Acquired Portfolio are replaced with the Acquiring Portfolio, except for the disclosure in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature.

You should retain this Supplement for future reference.

Supplement dated September 28, 2016

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